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                                 Exhibit 10.36

6-1162-RLL-886


International Lease Finance Corporation
1999 Avenue of the Stars, 39th Floor
Los Angeles, CA  90067

Subject: Letter Agreement No. 6-1162-RLL-886 to Purchase Agreement No. 1497 - CAA Validation of General Electric Model CF6-80C2-B1F Engines on Model 747-400 Aircraft

Gentlemen:

Reference is made to Purchase Agreement No. 1497 dated as of August 25, 1988 as heretofore amended and supplemented (the Purchase Agreement) between The Boeing Company (Boeing) and International Lease Finance Corporation (Buyer) relating to the sale by Boeing and the purchase by Buyer of certain Model 747 aircraft (hereinafter referred to as the Aircraft). Particular reference is made to Supplemental Agreement No. 6, dated even date herewith, relating to configuration of two (2) of the Aircraft for lease to Virgin Atlantic Airways, Ltd. (Lessee).

This letter, when accepted by Buyer, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

General Electric engines have not been validated by the UKCAA on Model 747-400 aircraft. Lessee requires CAA validation for operation of its leased Aircraft. Therefore, Boeing and Buyer agree as follows:

1. Boeing shall make application to obtain CAA validation of the General Electric CF6-80C2-B1F engines on Model 747-400 aircraft. Buyer shall provide such assistance as maybe required by Boeing in obtaining the CAA validation.

2. In a timely manner Boeing shall design or cause to be designed any items of additional Aircraft equipment that the CAA and Boeing have established as being required to obtain CAA validation.

* PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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3.   Buyer agrees to purchase Master Change No. 0220MP4148 for a price of * for the incorporation of Master Change No. 0220MP4148. The price listed above is a one time charge that will be included in the invoice for the April 1994 747-400 aircraft but will be applicable for the two 747-400 aircraft being leased by Buyer to Lessee.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By  R. Leo Lyons

Its   Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: November 12, 1993

INTERNATIONAL LEASE FINANCE CORPORATION



By Steven Udvar-Hazy

Its President and CEO

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